UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 14, 2003
                                                           ------------


                                 FIND/SVP, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


           New York                      0-15152                13-2670985
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



625 Avenue of the Americas, New York, New York                     10011
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     (Address of principal offices)                              (Zip Code)


        Registrant's telephone number, including area code (212) 645-4500
                                                           --------------


         (Former name or former address, if changed since last report.)

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits. The following Exhibits are filed herewith as part of this report:

EXHIBIT        DESCRIPTION

99.1           Press Release of Find/SVP, Inc., dated May 14, 2003

Item 9.        REGULATION FD DISCLOSURE  (INFORMATION  PROVIDED UNDER ITEM 12.
DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.)



         On May 14, 2003, we issued a press release announcing our 2003 first quarter earnings. A copy of our press release announcing the above is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 20, 2003

                                            FIND/SVP, INC.


                                         By:/s/ PETER M. STONE
                                            ------------------------------------
                                            Name:  Peter M. Stone
                                            Title: Chief Financial Officer